                                                                    EXHIBIT 3.39

                          (PROFIT DOMESTIC CORPORATION)

                            ARTICLES OF INCORPORATION

                                       OF

                        OAK OIL & CHEMICAL INCORPORATED
                              Name of Corporation

      These Articles of Incorporation are signed by the incorporator(s) for the purpose of forming a profit corporation pursuant to the provisions of Act 284, Public Acts of 1972, as follows:

                                   ARTICLE I.

The name of the corporation is OAK OIL & CHEMICAL INCORPORATED

                                   ARTICLE II.

      The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.

            To develop, manufacture and sell lubricants and other oil products and to develop, manufacture and sell chemical products; in connection with the foregoing, to purchase, lease, or otherwise acquire, to mortgage, grant a security interest in or otherwise encumber, and to sell, lease, give away or otherwise dispose of lands, buildings, equipment, inventory, accounts, patents, trade names, good will and other intangibles, and any other type of property, whether real, personal or mixed, and whether located within or without the State of Michigan. In connection with the foregoing, to retain the services of employees on a part or full time basis and to pay reasonable compensation to such employees, including furnishing of or reimbursement for travel expenses and further including bonuses, pensions, profit sharing plans, employees and dependent insurance and other employee benefits. In general, to do and perform every act and function and to carry on any business in connection therewith and incident thereto not forbidden by the laws of the State of Michigan and with all the powers conferred upon corporations by the laws of the State of Michigan and to engage in any activity not prohibited by law which, in the judgment of the Board of Directors of the corporation, is likely to directly or indirectly benefit the corporation or to enhance the value of its property, and further, to engage in any activity within the purposes for which corporations may be organized under the Michigan Business Corporation Act.

                                  ARTICLE III.

         (Use the following if the shares are to consist of one class only)

The total authorized capital stock is:

(1) Common shares     50,000     Per Value $1.00 per share
                  -------------
                 (No. of Shares)
OR (2) Common shares              without par value.
                    -------------
                   (No. of Shares)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                   ARTICLE IV.

(Use the following if the shares are to be divided into classes)

The total authorized capital stock is:

        {Preferred shs __________  Per Value $________________}
(1)                                                            per share
        {Common shs _____________  Per Value $________________}

                 {Preferred ______________________}
and/or shs of (2)                                      no par value
                 {Common__________________________}

(3) A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

                                   ARTICLE V.

The address of the initial registered office is:

  1210 White Street,    Sturgis                                    49091
---------------------   --------------------------- Michigan -------------------
(No. and Street)        (Town in City)                           (Zip Code)

The mailing address of the initial registered office is (need not be completed unless different from the above address):

1160 White Street, Sturgis                                          49091
------------------ -------------------------------- Michigan -------------------
(No. and Street)      (Town in City)                              (Zip Code)

The Name of the initial resident agent at the registered office is:

Lawrence A. Franks

                                   ARTICLE VI.

The name(s) and address(es) of the incorporator(s) are as follows:

        Name                            Residence or Business Address
        ----                            --------------------------------
Eugene E. Eldridge                1107 S. Lakeview, Sturgis, Michigan

Lawrence A. Franks                609 E. Chicago Road, Sturgis, Michigan

Fred Earl Edwards                 8925 E. 16th Place, Indianapolis, Indiana

Alfred Brian Aikins               978 Prospect Ave., Elmhurst, Illinois

Newell A. Franks                  511 N. Lakeview, Sturgis, Michigan

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                  ARTICLE VII.

                                  [ILLEGIBLE]

                                 ARTICLE VIII.

[ILLEGIBLE] insert any desired additional provisions authorized by the Act) CUMULATIVE VOTING: In all elections for directors of the corporation, every stockholder entitled to vote shall have the right to vote in person or by proxy the number of shares of stock owned by him for as many persons as there may be directors to be elected, or to cumulate said shares and give one candidate as many votes as will equal the number of directors multiplied by the number of shares of his stock, or to distribute them on the same principle among as many candidates as he shall think fit. The entire number of directors to be elected shall be balloted for at one and the same time, and not separately.

PRE-EMPTIVE RIGHTS: Upon any increased issue of the capital stock of the corporation, the stockholders of record at the time of such issue shall have the pro-rata preferential right to subscribe therefor at such price and on such terms as the Board of Directors may in each instance fix, such pre-emptive rights of existing shareholders to be proportionate to their stockholdings at the time of any such increased issue.

AMENDMENT OF ARTICLES OF INCORPORATION AND BY-LAWS: No amendment shall be made to the Articles of Incorporation except by an affirmative vote of two-thirds' of the outstanding shares entitled to vote thereon. The By-Laws may be amended in the manner provided by law except that the Board of Directors shall not amend or repeal any By-Law fixing their qualifications, number, classifications or term of office.

IN WITNESS WHEREOF, the undersigned, the incorporator(s) of the above-named corporation, has (have) hereunto signed these Articles of Incorporation on this 15th day of March, 1973.

/s/ Eugene E. Eldridge                          ________________________________
------------------------------
Eugene E. Eldridge

/s/ Lawrence A. Franks                          ________________________________
------------------------------
Lawrence A. Franks

/s/ Fred Earl Edwards                           ________________________________
------------------------------
Fred Earl Edwards

/s/ Alfred Brian Aikins                         ________________________________
------------------------------
Alfred Brian Aikins

/s/ Newell A. Franks                            ________________________________
------------------------------
Newell A. Franks
                                               (See Instruction on Reverse Side)

GOLD SEAL APPEARS ONLY ON ORIGINAL

            (Please do not write in spaces below - for Department use)

       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                                           F I L E D

MARCH 16 1973                                        MAR 22 1973
                                                       [ILLEGIBLE]
                                                         DIRECTOR
                                              Michigan Department of Commerce


                          INFORMATION AND INSTRUCTIONS

            Articles of Incorporation -- Profit Domestic Corporations

1. Article I - The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations: "Corporation", "Company", "Incorporated", "Limited", "Corp.", "Co." "Inc.", or "Ltd."

2. Article II may state, in general terms , the character of the particular business to be carried on. Under section 202(b) of the law, it is a sufficient compliance to state substantially, alone or with specifically enumerated purposes, that the corporation may engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act. The law requires, however, that educational corporations must state their specific purposes.

3. Articles III and IV - The law requires the incorporators of a domestic corporation having shares without par value to submit in writing the amount of consideration proposed to be received for each share which shall be allocated to stated capital.

4.   Article VI - The law requires one or more incorporators.
     The addresses should include a street number and name (or other designation), in addition to the name of the city and state.

5. The duration of the corporation should be stated in the Articles only if the duration is not perpetual.

6. The Articles must be signed in ink by each incorporator. The names of the incorporators as set out in Article VI should correspond with the signatures.

7. One original copy of the Articles is required. A true copy will be prepared by the Corporation and Securities Bureau and returned to the person submitting the Articles for filing.

8. An effective date, not later than 90 days subsequent to the date of filing, may be stated in the Articles of Incorporation.

9.   FEES: Filing Fee..................................................   $10.00
           Franchise Fee - 5 mill on each dollar of authorized capital
           stock, with a minimum franchise fee of......................   $25.00
           (Make fee payable to State of Michigan)

10.  Mail Articles of Incorporation and fees to:

           Michigan Department of Commerce
           Corporation and Securities Bureau
           Corporation Division
           P.O. Drawer C
           Lansing, Michigan 48904

GOLD SEAL APPEARS ONLY ON ORIGINAL

                       (For Use by Domestic Corporations)
                        CERTIFICATE OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION

     The undersigned corporation executes the following Certificate of Amendment to its Articles of Incorporation pursuant to the provisions of Section 633, Act 284, Public Acts of 1972, as amended.

     1.   The name of the corporation is Oak Oil & Chemical, Incorporated

     2.   The location of the registered office is ____________________________

 1160 White Street                 Sturgis                          49091
----------------------------------------------------- Michigan ----------------
 (No. and Street)               (Town or City)                     (Zip Code)

     3. The following amendment to the Articles of Incorporation was adopted on the 10 day of December, 1976. (Check one of the following)

          [ ] by the shareholders in accordance with Section 611(2), Act 284, Public Acts of 1972, as amended. The necessary number of shares as required by statute were voted in favor of the amendment.

          [ ] by written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with
               Section 407(1) and (2), Act 264, Public Acts of 1972, as amended. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in Articles of Incorporation).

          [x] by written consent of all the shareholders entitled to vote in accordance with Section 407(3), Act 284, Public Acts of 1972, as amended.

     Resolved, that Article III of the Articles of Incorporation be amended to read as follows: (Any article being amended is required to be set forth in its entirety.)

The total authorized capital stock is:

(1)  Common Shares 50,000    Par Value 20 cents per share

                                           Oak Oil & Chemical, Incorporated
                                      ------------------------------------------
                                                   (Corporate Name)

                                      By /s/   A. Brian Aikins, President
                                         ---------------------------------------
                                        (Signature of President, Vice-President,
                                               Chairman or Vice-Chairman)

                                               A. Brian Aikins, President
                                      ------------------------------------------
                                             (Type or Print Name and Title)

Signed this 1 day of January, 1977

GOLD SEAL APPEARS ONLY ON ORIGINAL            (See Instructions on Reverse Side)

            (Please do not write in spaces below - for Department use)

      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

        Date Received
        [ILLEGIBLE]
                                                   FILED
                                                FEB 10 1977
                                                  DIRECTOR
                                        Michigan Department of Commerce

C & S - III (Rev. 2-74)

                          INFORMATION AND INSTRUCTIONS

                 Certificate of Amendment - Domestic Corporation

1. This form may be used by both profit and non-profit corporations. In case of a non-profit corporation organized on a non-stock basis, "shareholders" shall be construed to be synonymous with "members".

2. An effective date, not later than 90 days subsequent to the date of filing may be stated in the Certificate of Amendment.

3. The Certificate of Amendment is required to be signed in ink by the chairman or vice-chairman of the board of directors or the president or a vice-president of the corporation.

4. One original copy is required. A true copy will be prepared by the Corporation and Securities Bureau and returned to the person submitting the Certificate of Amendment for filing.

5.    FEES, Filing Fee......................................    $10.00

            Franchise Fee (payable only in case of increase in authorized capital stock)-1/2 million each dollar of increase over highest previous authorized capital stock ..............
            (Make fee payable to State of Michigan)

6.    Mail form and fee to:

      Michigan Department of Commerce
      Corporation and Securities Bureau
      Corporation Division
      P.O. Drawer C
      Lansing, Michigan 48904

GOLD SEAL APPEARS ONLY ON ORIGINAL

       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)                 FILED                        DATE RECEIVED

                                   DEC 20 1984                       DEC 03 1984

                                  Administrator
                         MICHIGAN DEPARTMENT OF COMMERCE
                         Corporation & Securities Bureau

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                        FOR USE BY DOMESTIC CORPORATIONS

          (Please read instruction on last page before completing form)

      Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.    The name of the corporation is:
      OAK OIL & CHEMICAL, INC.

2.    The corporation Identification number(CID) assigned by the Bureau is:
      120-709

3.    The location of its registered office is:

      1160 White Street,        Sturgis              49091
      ---------------------------------, Michigan ----------
      Street Address            (City)            (Zip Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

                                    ARTICLE I

The name of the corporation is OAK INTERNATIONAL CHEMICAL, INC.

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. The foregoing amendment to the Articles of incorporation was duly adopted on the 1 day of NOVEMBER, 1984, in accordance with the provisions of the Act.

This Amendment    (Complete and execute either a or b below, but not both.)

a. [ ] was duly adopted by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

         Signed this _________ day of ________________________, 19_____________.

         ______________________________     ____________________________________

         ______________________________     ____________________________________

         ______________________________     ____________________________________

         ______________________________     ____________________________________
   (Signature of all incorporators; type or print name under each signature)

b.  (Check one of the following)

    [ ] was duly adopted by the shareholders or members, or by the directors if it is a nonprofit corporation organized on a nonstock directorship basis, in accordance with Section 811(2) of the Act. The necessary votes were cast in favor of the amendment.

    [ ] was duly adopted by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of incorporation.)

    [X] was duly adopted by written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

                                     Signed this 1 day of  NOVEMBER, 1984

                                     By: /s/ A. Brian Aikins
                                         ---------------------------------------
                                                    (Signature)

                                     A. BRIAN AIKINS -- PRESIDENT
                                     -------------------------------------------
                                            (Type or Print Name and Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED
IN THE BOX BELOW. Include name, street and number(or P.O. box), city, state and ZIP code.

Mr. Raymond H. Dresser, Jr.
DRESSER, MARKS, SVENDSEN, OSTER & BIRD                  Telephone:
112 South Monroe Street                                     Area Code 616
Sturgis, Michigan 49091
                                                            Number 651-3281

                          INFORMATION AND INSTRUCTIONS

    1. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

        Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

    2. This document is to be used pursuant to the provisions of section 831 of the Act for the purpose of amending the articles of incorporation of a domestic corporation.

    3. Item 2- Enter the identification number previously assigned by the bureau. If this number is unknown, leave it blank.

    4. Item 4- The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identified sections, only the sections being amended need be included.

    5. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

    6. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

    7.  FEES: Filing fee (Make remittance payable to State of Michigan)...$10.00


             Franchise fee for profit corporations (payable only if authorized capital stock has increased)-1/2 mill(.0005) on each dollar of increase over highest previous authorized capital stock.

    8.  Mail form and fee to:

             Michigan Department of Commerce
             Corporation and Securities Bureau
             Corporation Division
             P.O. Box 30054
             Lansing, Michigan 48909
             Telephone: (517) 373-0493

GOLD SEAL APPEARS ONLY ON ORIGINAL

       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)                                          Date Received
                                                                MAR 27 1989

                                      FILED

                                   MAR 29 1989

                                  Administrator
                            MICHIGAN DEPT OF COMMERCE
                         Corporation & Securities Bureau

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                         FOR USE BY DOMESTIC CORPORATION

   (Please read instructions and Paperwork Reduction Act notice on last page)

      Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, public Acts of 1982, as amended (nonprofit corporations). the undersigned corporation executes the following Certificate:

1.    The present name of the corporation is:

      OAK INTERNATIONAL CHEMICAL, INC.

2.    The corporation identification number (CID) assigned by the
      Bureau is:                                                         120-709

3.    The location of its registered office is:

      1160 White street,                        Sturgis                49091
      -------------------------------------------------,  Michigan  ------------
      (Street Address)                           (City)              (Zip Code)

4. Article I of the Article of Incorporation is hereby amended to read as follows:

                                    ARTICLE I

      The name of the corporation is OAK INTERNATIONAL, INC.

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES ; OTHERWISE , COMPLETE SECTION (b)

a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the__________ day of ______________, 19_________, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

Signed this ____day of________________________________________________,19_______
______________________________          ________________________________________
______________________________          ________________________________________
______________________________          ________________________________________
______________________________          ________________________________________
   (Signatures of all incorporators: type or print name under each signature)

b. [X] The foregoing amendment to the Articles of Incorporation was duly adopted on the 30 day of , December , 1986. The amendment : (check one of the following)

      [ ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favour of the amendment.

      [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

      [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

      [X] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

                                Signed this 30 day of December , 1988

                             By /s/ A. Brian Aikins
                                ------------------------------------------------
                                              (Signature)

                                A. Brian Aikins, President
                                ------------------------------------------------
                                (Type or Print Name)       (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND           Name of person or organization
MAILING ADDRESS INDICATED IN THE BOX BELOW.     remitting fees:
Include name, street and number(or P.O. box) city, state and ZIP code.

                                                Dresser Law Office, P.C.
                                                ----------------------------
Mr. Raymond H. Dresser, Jr.                     Preparer's name and business
Dresser Law Office, P.C.                        telephone number:
112 South Monroe Street
Sturgis, MI 49091                               R. H. Dresser, Jr.

                                                (616) 651-3281

                          INFORMATION AND INSTRUCTIONS

1. The amendment cannot be filed until this form, or a comparable document is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

      Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by
      Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4- The article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators listed in Article V of the Articles of Incorporation. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.    FEES: Filing fee (Make remittance payable to State of Michigan).....$10.00

            Franchise fee for profit corporations (payable only if authorized capital stock has increased)-1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9.    Mail form and fee to :

            Michigan Department of Commerce
            Corporation and Securities Bureau
            Corporation Division
            P.O. Box 30054
            6546 Mercantile Way
            Lansing, MI 48909
            Telephone: (517)-334-6302

GOLD SEAL APPEARS ONLY ON ORIGINAL

              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION , SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                                  (FOR BUREAU USE ONLY)

         ADJUSTED TO AGREE
        WITH BUREAU RECORDS

                                        Tran Info: 1 3096400-1 05/26/2000
                                        Chk#: 108024904
                                        ID: Amt.: $5.00
Name                                    120709       FILED

C T Corporation System                           JUN 05 2000
-----------------------------
Address                                         Administrator
441 Vine Street, Suite 3810         CORP. SECURITIES & LAND DEV. BUREAU
-----------------------------
City    State   Zip Code
Cincinnati, Ohio 45202              EFFECTIVE DATE:

DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS AND LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

       Pursuant to the provisions of Act 284, Public Acts of 1972( profit corporations), or Act 162, public Acts of 1982 (nonprofit corporations), or Act
     23, Public Acts of 1993 (limited liability companies ), the undersigned corporation or limited liability company executes the following Certificate:
--------------------------------------------------------------------------------
1.  The name of the corporation or limited liability company is :
    Oak International, Inc.
    -------------------------

2.  The identification number assigned by the Bureau is: 120709

3.  a. The name of the resident agent on file with
                                     the Bureau is: Lawrence A. Franks
                                                    ----------------------------

    b. The location of registered office on file with the Bureau is :

    1160 White Street       Sturgis                                    49091-
    -------------------------------, Michigan ----------------------------------
    (Street Address)        (City)                                   (Zip Code)

    c. The mailing address of the above registered office on file with the Bureau is :

                       POB 850                   Sturgis                49091-
    ----------------------------------------------------, Michigan -------------
            (Street Address or P.O. Box )        (City)               (Zip Code)

  ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4.  a. The name of the resident agent is : THE CORPORATION COMPANY
                                           -------------------------------------

    b. The address of the registered office is :

    30600 Telegraph Road     Bingham Farms                              48025
    --------------------------------------,     Michigan -----------------------
      (Street Address)         (City)                                 (Zip Code)

    c. The mailing address of the registered office IF DIFFERENT THAN 4B is :


    -------------------------------------------------------, Michigan ----------
            (Street Address or P.O. Box)         (City )              (Zip Code)

5.  The above changes were authorized by resolution duly adopted by: 1. ALL
    CORPORATIONS: its board of directors; 2. PROFIT CORPORATIONS ONLY : the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation;
    3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent as changed, are identical.

Signature                 Type or Print Name and Title         Date Signed

/s/ Hugh C. O'Donnell     Hugh C. O'Donnell                    5/11/2000

GOLD SEAL APPEARS ONLY ON ORIGINAL